SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) NOVEMBER 14, 2002
                                                          -----------------


                            ATX COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    000-49899                13-4078506
  (State or Other Jurisdiction       (Commission            (IRS Employer
     of Incorporation)               File Number)         Identification No.)

                  50 Monument Road, Bala Cynwyd, PA       19004
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including area code (610) 668-3000
                                 --------------

      CORECOMM HOLDCO, INC., 110 East 59th Street, New York, New York 10022
      ---------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.   EXHIBITS

On November 14, 2002, ATX Communications, Inc. today announced its operating results for the quarter ended September 30, 2002.

The full text of the press release is attached to this report as exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ATX COMMUNICATIONS, INC.
                                    (Registrant)


                                    By:     /s/ Michael A. Peterson
                                        ---------------------------------------
                                    Name:   Michael A. Peterson
                                    Title:  Executive Vice President -
                                            Chief Operating Officer and
                                            Chief Financial Officer


Dated: November 14, 2002